SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                       August 26, 2005

51145, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

781 Progress Court

Williamstown, Michigan 48895

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(517)655-5935

(ISSUER TELEPHONE NUMBER)

4400 Route 9 South, #1000

Freehold, New Jersey 07728

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 26, 2005 (the “Effective Date”), pursuant to the terms of a Stock Purchase Agreement, Jay Merkle, Eric Merkle, Craig Massey and Joseph Blimline each purchased 25,000 shares of 51145, Inc. issued and outstanding common stock from Scott Raleigh, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the shares of outstanding common stock of 51145, Inc.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Stock Purchase Agreement, Jay Merkle, Eric Merkle, Craig Massey and Joseph Blimline purchased a total of 100,000 shares of the Company’s issued and outstanding common stock from Scott Raleigh, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the Company’s outstanding common stock. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company’s directors and officers have occurred:

o	Scott Raleigh resigned as the Company’s President, Chief Executive Officer,
Chief Financial Officer and Secretary effective August 26, 2005.
o	As of August 26, 2005, Joseph Blimline was appointed as the Company’s
President, Chief Executive Officer and Chief Financial Officer.
o	Further, Jay Merkle, Eric Merkle, Craig Massey and Joseph Blimline were appointed to the Board of Directors of the Company.
o	Scott Raleigh then resigned as a member of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Scott Raleigh resigned as the Company’s sole director effective as of August 26, 2005. The resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Scott Raleigh resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer and Secretary effective August 26, 2005.

Joseph Blimline was appointed as the Company’s President, Chief Executive Officer, Chief Financial officer and a member of the Board of Directors as of August 26, 2005. Mr. Blimline has extensive experience in the oil and gas industry, having served as both and director of several independent oil companies, including Columbia River Resources, Inc., Snake River Resources, Inc., and Delaware River Resources, Inc., and as a consultant to Carole Petroleum, LLC, and Oracle Resources, Inc. He has extensive business experience ranging from oil field operations to restaurant management to real estate construction to land use development. He also sits on the board of directors and is an officer of several other oil companies affiliated with the Company. He also owns interests in two restaurants in Dallas, Texas. Mr. Blimline attended and graduated from the Dale Carnegie Management School.

Jay Merkle was appointed to the Board of Directors of the Company as of August 26,2005. Mr. Merkle has unique technical skills and management experience having served the past 15 years as President of Machine Control Technology, Inc., a dynamic regional company that designs and integrates industrial control systems for the manufacturing, automotive, diesel, small engine and bearing industries. He is responsible for all daily operations as well as project management including hardware and software design. He also sits on the board of directors and is an officer of several other oil companies affiliated with the Company. His accomplishments include obtaining a patent for the dressing process used in the sidewall dressing of grinding wheels for manufacturing diesel crankshafts. Previously, he managed the day to day operations of managing the design of hardware and software design for Toyoda Machinery USA, traveling and providing technical support for the sales staff throughout the United States and Canada. He also helped design and develop industrial machine controls and proprietary microprocessor-based systems using assembler level language for programming. Mr. Merkle received his degree from Lansing Community College in 1980.

Craig Massey was appointed to the Board of Directors of the Company as of August 26,2005. Mr. Massey’s knowledge and experience comes from working as a Financial Consultant for both Oppenheimer and Citigroup Global Markets. His expertise on the energy sector has allowed him to consult with private clients on the risk management associated with debt issued from public companies in the industry. Previously, Craig worked as director of operations for Super-Titan Corp, a company specializing in tungsten, silicon and boron carbide tools and parts. There he supervised all manufacturing and production. He worked extensively on research and development with customers throughout the United States, Mexico, Canada and Europe to design new applications that could better meet customer’s needs in their given industries. Craig at one time held both his series 7 and 66 securities license.

Eric Merkle was appointed to the Board of Directors of the Company as of August 26,2005. Mr. Merkle has a diverse range of experience in marketing, sales and industrial products. In addition to his role as President of Apple Tree Resources, Inc., an oil and gas concern. He also sits on the board of directors and is an officer of several other oil companies affiliated with Longhorn Energy Corporation. Mr. Merkle assisted with the acquisition of several major cutting tool lines and worked closely with customers to implement cost saving practices in many applications during his years at Ray Industrial Products (Ohio) and J&B Industrial Products (Indiania). He was responsible for all the daily operations of the Gordon Food Service in Fort Wayne, Indiana, including hiring of all personnel, marketing, ordering of all products. During Mr. Merkle’s thirteen years at Aeroquip Corporation, he developed and implemented machine operator training programs, various labor saving programs, and initiated and assisted with the design of carbide indexable insert tooling for various turning, drilling and reaming operations in the screw machine and chucker areas.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

2.1	Stock Purchase Agreement dated as of August 26, 2005 between Scott Raleigh and Jay Merkle, Eric Merkle, Craig Massey and Joseph Blimline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

51145, Inc.

By:	/s/ Joseph Blimline
Joseph Blimline, CEO

 Dated: August 26, 2005